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Exhibit 10.3

AIRBUS

Amendment No. 13

to the A320 Purchase Agreement
Dated as of April 20, 1999

between

AVSA, S.A.R.L.

and

JetBlue Airways Corporation

This Amendment No. 13 (hereinafter referred to as the "Amendment") is entered into as of November __, 2002, between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rend-Point Maurice Bellonte, 31700 Blangnac, France (hereinafter referred to as the "Seller"), and JetBlue Airways Corporation a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located 118-29 Queens Boulevard, 5th Floor, Forest Hills, New York 11375 USA (hereinafter referred to as the "Buyer").

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A320-200 aircraft (the "Aircraft"), including twenty-five option aircraft (the "Option Aircraft"), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dates as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5, dated as of November 7, 2000, Amendment No. 6, dated as of November 20, 2000, Amendment No. 7, dated as of January 29, 2001, Amendment No. 8, dated as of May 3, 2001, Amendment No. 9, dated as of July 18, 2001, Amendment No. 10, dated as of November 15, 2001, Amendment No. 11, dated as of December 31, 2001, Amendment No. 12, dated as of April 15, 2002 is hereinafter called the "Agreement.

WHEREAS the Seller and the Buyer have agreed to amend Clause 9 of the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.
DEFINITIONS

1.1
Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment.

2.
DELIVERY SCHEDULE

2.1
The Buyer and the Seller agree to advance the deliver date of Firm Aircraft CaC Id 41219 (MSN [***]) from [***] 2003 to [***] 2002.

2.2
As a consequence of Paragraph 2.1 above, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby canceled and replaced by the following quoted provisions:

        QUOTE:

CAC Id No.	Rank No.	Aircraft	Delivery
41199	No. 1	Firm Aircraft	[***]	2000
41200	No. 2	Firm Aircraft	[***]	2000
41203	No. 2	Firm Aircraft	[***]	2000
41201	No. 4	Firm Aircraft	[***]	2000
41202	No. 5	Firm Aircraft	[***]	2000
41204	No. 6	Firm Aircraft	[***]	2000
41205	No. 7	Firm Aircraft	[***]	2001
41206	No. 8	Firm Aircraft	[***]	2001
41210	No. 9	Firm Aircraft	[***]	2001
41207	No. 10	Firm Aircraft	[***]	2001
41208	No. 11	Firm Aircraft	[***]	2001
41209	No. 12	Firm Aircraft	[***]	2001
41228	No. 13	Firmly Ordered Option Aircraft	[***]	2001
41211	No. 14	Firm Aircraft	[***]	2002
41212	No. 15	Firm Aircraft	[***]	2002
41218	No. 16	Firm Aircraft	[***]	2002
41224	No. 17	Firmly Ordered Option Aircraft	[***]	2002
41227	No. 18	Firmly Ordered Option Aircraft	[***]	2002
41225	No. 19	Firmly Ordered Option Aircraft	[***]	2002
41213	No. 20	Firm Aircraft	[***]	2002
41214	No. 21	Firm Aircraft	[***]	2002
41234	No. 22	Amendment No. 11 Exercised Option	[***]	2002
41215	No. 23	Firm Aircraft	[***]	2002
41216	No. 24	Firm Aircraft	[***]	2002
41217	No. 25	Firm Aircraft	[***]	2002
124965	No. 26	Amendment No. 12 Exercised Option	[***]	2002
41235	No. 27	Amendment No. 11 Exercised Option	[***]	2002
41220	No. 28	Firm Aircraft	[***]	2002
41219	No. 29	Firm Aircraft	[***]	2002
41236	No. 30	Amendment No. 11 Exercised Option	[***]	2003

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

104399	No. 31	New Firm A320 Aircraft	[***]	2003
41237	No. 32	Amendment No. 11 Exercised Option	[***]	2003
124966	No. 33	Amendment No. 12 Exercised Option	[***]	2003
41221	No. 34	Firm Aircraft	[***]	2003
41238	No. 35	Amendment No. 11 Exercised Option	[***]	2003
41238	No. 36	Firm Aircraft	[***]	2003
104400	No. 37	New Firm A320 Aircraft	[***]	2003
104401	No. 38	New Firm A320 Aircraft	[***]	2003
41223	No. 39	Firm Aircraft	[***]	2003
104402	No. 40	New Firm A320 Aircraft	[***]	2003
104403	No. 41	New Firm A320 Aircraft	[***]	2003
41226	No. 42	Firmly Ordered Option Aircraft	[***]	2004
111579	No. 43	Amendment No. 11 Exercised Option	[***]	2004
41245	No. 44	Firmly Ordered Option Aircraft	[***]	2004
41246	No. 45	Firmly Ordered Option Aircraft	[***]	2004
41229	No. 46	Amendment No. 11 Exercised Option	[***]	2004
41247	No. 47	Firmly Ordered Option Aircraft	[***]	2004
41248	No. 48	Firmly Ordered Option Aircraft	[***]	2004
104404	No. 49	New Firm A320 Aircraft	[***]	2004
104405	No. 50	New Firm A320 Aircraft	[***]	2004
41230	No. 51	Amendment No. 11 Exercised Option	[***]	2004
104406	No. 52	New Firm A320 Aircraft	[***]	2004
104407	No. 53	New Firm A320 Aircraft	[***]	2004
104408	No. 54	New Firm A320 Aircraft	[***]	2004
104409	No. 55	New Firm A320 Aircraft	[***]	2005
41232	No. 56	Amendment No. 11 Exercised Option	[***]	2005
104410	No. 57	New Firm A320 Aircraft	[***]	2005
104411	No. 58	New Firm A320 Aircraft	[***]	2005
41233	No. 59	Amendment No. 11 Exercised Option	[***]	2005
104412	No. 60	New Firm A320 Aircraft	[***]	2005
104413	No. 61	New Firm A320 Aircraft	[***]	2005
104414	No. 62	New Firm A320 Aircraft	[***]	2005
104415	No. 63	New Firm A320 Aircraft	[***]	2005
104416	No. 64	New Firm A320 Aircraft	[***]	2005
104417	No. 65	New Firm A320 Aircraft	[***]	2005
104418	No. 66	New Firm A320 Aircraft	[***]	2005
104419	No. 67	New Firm A320 Aircraft	[***]	2006
104420	No. 68	New Firm A320 Aircraft	[***]	2006
104421	No. 69	New Firm A320 Aircraft	[***]	2006
104422	No. 70	New Firm A320 Aircraft	[***]	2006
104423	No. 71	New Firm A320 Aircraft	[***]	2006
104424	No. 72	New Firm A320 Aircraft	[***]	2007
104425	No. 73	New Firm A320 Aircraft	[***]	2007
104426	No. 74	New Firm A320 Aircraft	[***]	2007
104427	No. 75	New Firm A320 Aircraft	[***]	2007
104428	No. 76	New Firm A320 Aircraft	[***]	2007
41231	No. 77	Option Aircraft	[***]	2004

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124967	No. 78	Amendment No. 11 Additional Option	[***]	2005
124968	No. 79	Amendment No. 11 Additional Option	[***]	2005
124959	No. 80	Amendment No. 11 Additional Option	[***]	2006
124960	No. 81	Amendment No. 11 Additional Option	[***]	2006
124961	No. 82	Amendment No. 11 Additional Option	[***]	2006
124962	No. 83	Amendment No. 11 Additional Option	[***]	2006
124963	No. 84	Amendment No. 11 Additional Option	[***]	2006
41239	No. 85	Option Aircraft	[***]	2006
41240	No. 86	Option Aircraft	[***]	2006
41241	No. 87	Option Aircraft	[***]	2007
41242	No. 88	Option Aircraft	[***]	2007
41243	No. 89	Option Aircraft	[***]	2007
41244	No. 90	Option Aircraft	[***]	2007
69719	No. 91	A320 Additional Option Aircraft	[***]	2007
69720	No. 92	A320 Additional Option Aircraft	[***]	2007
69721	No. 93	A320 Additional Option Aircraft	[***]	2007
69722	No. 94	A320 Additional Option Aircraft	[***]	2008
69723	No. 95	A320 Additional Option Aircraft	[***]	2008
69724	No. 96	A320 Additional Option Aircraft	[***]	2008
69725	No. 97	A320 Additional Option Aircraft	[***]	2008
96459	No. 98	A320 Additional Option Aircraft	[***]	2008
104439	No. 99	Incremental A320 Option Aircraft	[***]	2008
104440	No. 100	Incremental A320 Option Aircraft	[***]	2008
104441	No. 101	Incremental A320 Option Aircraft	[***]	2008
104442	No. 102	Incremental A320 Option Aircraft	[***]	2008
104443	No. 103	Incremental A320 Option Aircraft	[***]	2008
124964	No. 104	Amendment No. 11 Additional Option	[***]	2009

        UNQUOTE

2.3
[***]

3.
EFFECT OF THE AMENDMENT

  The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

  Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

4.
CONFIDENTIALITY

  This Amendment is subject to the confidentiality set forth in Clause 22.5 of the Agreement.

5.
ASSIGNMENT

  Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

AVSA, S.A.R.L.
By:	/s/ MARIE-PIERRE MERLE-BERAL
Marie-Pierre Merle-Beral AVSA Chief Executive Officer
November 22, 2002
JETBLUE AIRWAYS CORPORATION
By:	/s/ THOMAS ANDERSON Thomas Anderson Vice President
November 22, 2002

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